UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2023

Adhera Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-13789	11-2658569
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

8000 Innovation Parkway, Baton Rouge, LA 70820

(Address of Principal Executive Office) (Zip Code)

919-518-3748

(Registrant’s telephone number, including area code)

N/A

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 28, 2023, Adhera Therapeutics, Inc. (the “Company”) entered into a Securities Purchase Agreement (“SPA”) with two accredited investor pursuant to which the Company issued and sold the investors a non-convertible Original Issue Discount Senior Secured Promissory Note (a “Note”) in the principal amount of $142,861.72 and 226,482 Common Stock Purchase Warrants (“Warrants”) for total gross proceeds of $100,000. The proceeds from these financings were used for working capital purposes.

In connection with the April financing, the Company also agreed to increase the principal amount of prior Original Issue Discount Promissory Notes issued to the investors in May 2022 and January 2023 (the “Prior Notes”) by 30%, from a total of $1,000,000 in principal to $1,250,000 in principal (not including accrued and unpaid interest). The Prior Notes rank pro rata with the new Notes with respect to interest payments. The terms of the Prior Notes are summarized in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2022 under “Part II. - Item 5. – Other Information,” and a form of the Prior Notes is filed as Exhibit 10.4 thereto.

The terms of the Notes and Warrants are summarized below.

The Notes are due on the earlier of (i) the 12 month anniversary of the issuance date, and (ii) the date on which the Company completes a public offering for cash of common stock and/or common stock equivalents which results in the listing of the Company’s common stock on a “national securities exchange” as defined in the Securities Exchange Act of 1934 (a “Qualified Financing”), provided that unless there is an event of default, the Company may extend the maturity date by six months in its discretion. The Notes bear interest at 8% per annum, payable monthly, subject to an increase to 15% in case of an event of default as provided for therein. Furthermore, at any time before the 12 month anniversary of the date of issuance of a Note, the Company may, after providing written notice to the holder, prepay all of the then outstanding principal amount of the Note for cash in an amount equal to the sum of 105% of the then outstanding principal amount of the Note, accrued but unpaid interest and all liquidated damages and other amounts due in respect of the Note (if any).

The Notes may, at the discretion of the Company, be converted into shares of a new class of convertible preferred stock of the Company (the “Convertible Preferred Stock”) on the closing date of the Qualified Financing. In the event of the conversion, the holder will receive a number of shares of Convertible Preferred Stock equal to the quotient obtained by dividing (i) the unpaid principal amount of this Note (together with any interest accrued but unpaid thereon) by (ii) the closing price of the securities issued in the Qualified Financing on the closing date of the Qualified Financing. Upon issuance, the conversion price of the Convertible Preferred Stock (the “Preferred Conversion Price”) will be equal to the closing price of the securities issued in the Qualified Financing, subject to adjustment.

The Notes provide for certain customary events of default which include failure to maintain the required reserve of shares for the Warrants, a restatement of the financial statements of the Company resulting in a reduction to the stock price by an enumerated threshold, and certain other customary events of default, subject to certain exceptions and limitations. Upon an event of default, the Notes will become immediately due and payable at a 125% premium, which will be reduced to 100% if the event of default occurs while the Company’s common stock is listed on a national securities exchange.

2

The Notes contain customary restrictive covenants which apply for as long as at least 75% of the Notes remain outstanding, including covenants against incurring new indebtedness or liens, repurchasing shares of common stock or common stock equivalents, paying dividends or distributions on equity securities, and transactions with affiliates, subject to certain exceptions and limitations. In addition, the SPA imposes certain additional negative covenants and obligations on the Company, including a prohibition on filing a registration statement (other than on Form S-8) unless at least 30% of the Notes have been repaid as of such filing, a prohibition on incurring new indebtedness at any time while any Notes are outstanding, and a 90-day restriction against issuing shares of common stock or common stock equivalents, subject to certain exceptions and limitations.

Under the SPA, the Company also granted each investor the right to participate in future financings that are exempt from registration under the Securities Act of 1933 (the “Securities Act”) in an amount equal to 15% of such financings, which right has a term equal to the earlier of (i) the 24 month anniversary of the SPA, and (ii) the date the Notes are no longer outstanding. The SPA also provides the investors with most-favored nations treatment, giving them the right to amend their securities if the Company issues securities with more favorable terms while the investor’s securities are outstanding, subject to certain exceptions and limitations.

The Warrants are exercisable for a period of five-years and six months from issuance at an exercise price of $0.82 per share, subject to certain limitations including beneficial ownership limitations, and subject to adjustment including downward adjustment upon a dilutive issuance of securities at a per-share price that is below the exercise price. Unless the holder’s sale of shares of common stock issuable upon exercise of the Warrants at prevailing market prices (not at a fixed price) is registered on an effective registration statement under the Securities Act, the Warrants may be exercised cashlessly.

The Company’s obligations under the Notes are secured by a lien on all assets of the Company and its subsidiaries pursuant to Security Agreements each dated the date of the respective SPA (the “Security Agreement”).

The SPA requires a reserve of authorized but unissued shares equal to four times the number of shares issuable to the investors upon exercise of the Warrants, subject to reduction as the Warrants are exercised.

3

Item 3.02 Unregistered Sale of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

The issuances of the Notes and the Warrants described above are exempt from registration under Section 4(a)(2) and/or Rule 506(b) of Regulation D as promulgated by the Securities and Exchange Commission under of the Securities Act, as transactions by an issuer not involving any public offering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
4.1	Form of Original Issue Discount Senior Secured Promissory Note*
4.2	Form of Warrant*
10.1	Form of Securities Purchase Agreement*
10.2	Form of Security Agreement*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules and other attachments have been omitted. The Company undertakes to furnish the omitted schedules and attachments to the Securities and Exchange Commission upon request.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADHERA THERAPEUTICS, INC.

Date: May 5, 2023	By:	/s/ Zahed Subhan
	Name:	Zahed Subhan
	Title:	Chief Executive Officer

5